UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04985

Templeton Emerging Markets Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period:  2/28/14_

Item 1. Reports to Stockholders.

FEBRUARY 28, 2014

SEMIANNUAL REPORT

INTERNATIONAL

Templeton Emerging Markets Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · **Templeton** · Mutual Series

Contents
Semiannual Report		Financial Statements	13
Templeton Emerging Markets Fund	1	Notes to Financial Statements	16
Performance Summary	6	Annual Meeting of Shareholders	23
Important Notice to Shareholders	8	Dividend Reinvestment and
		Cash Purchase Plan	24
Financial Highlights and
Statement of Investments	9	Shareholder Information	27

Top 10 Countries
Based on Equity Investments as of 2/28/14
% of Total
Net Assets
China	22.3%
Thailand	14.6%
Brazil	10.6%
India	8.9%
Hong Kong	8.3%
Indonesia	7.4%
Russia	7.2%
South Korea	5.2%
Turkey	4.0%
Pakistan	2.8%

Emerging markets performed well in the period’s first half as tension surrounding Syria was defused, the U.S. Federal Reserve Board (Fed) delayed reducing its asset purchase program, and the Chinese government announced social, economic and financial reforms. However, emerging markets experienced heightened volatility later in the period as investors grew concerned about the Fed’s reduction of its monthly asset purchases beginning in January 2014, China’s moderating economic growth, sharp devaluation of several emerging market currencies and political unrest in Thailand, Turkey and Ukraine. Further pressuring emerging market stocks was the People’s Bank of China’s (PBOC’s) liquidity tightening to curb lending by banks and non-bank institutions, although the PBOC provided temporary liquidity at times. The central banks of several emerging market countries, including Brazil, India, South Africa and Turkey, raised interest rates in response to rising inflation and weakening currencies. Despite mixed economic data globally, emerging market stocks rallied in February as many investors believed that the recent sell-off provided buying opportunities.

For the six months ended February 28, 2014, emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a +4.88% total return in U.S. dollar terms, although several emerging market currencies weakened.1, 2 Asia outperformed, led by India, the Philippines, South Korea and Malaysia. Europe ended the period relatively flat, as gains in Greece, Poland and the Czech Republic offset losses in Turkey, Hungary and Russia. Latin America underperformed, as weakness in some commodities and local currencies contributed to stock declines in Colombia, Chile and Brazil.

Performance data represent past
performance, which does not
guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.

Investment Strategy

Our investment strategy employs a fundamental, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an action list from which we make our buy decisions. Before we make a purchase, we look at the company’s potential for earnings and growth over a five-year horizon. During our analysis, we also consider the company’s position in its sector, the economic framework and political environment.

Performance Overview

Templeton Emerging Markets Fund delivered cumulative total returns of +4.51% based on market price and +1.60% based on net asset value for the six months under review.

2 | Semiannual Report

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included Hyundai Development, one of South Korea’s leading residential property developers; Tata Consultancy Services, one of India’s largest information technology (IT) consulting companies; and Brilliance China Automotive Holdings, one of China’s major automobile manufacturers.

Hyundai Development’s share price rose as the property developer provided an encouraging 2014 outlook in its fourth-quarter 2013 earnings report, including a reduction in unsold housing units and signs of improvement in South Korea’s housing market. The country’s stock market in general benefited from South Korea’s improving economy and a more positive global economic view in the latter part of 2013.

Tata Consultancy Services, in our view, is a well-managed and attractively valued operator in the IT outsourcing industry. In addition to benefiting from the Indian equity market’s strong performance, Tata Consultancy’s shares were supported by continued IT outsourcing growth and favorable currency developments. We trimmed the Fund’s position in the company to realize gains and raise cash as we sought to take advantage of opportunities we considered to be more attractive within our investment universe.

Brilliance China has a joint venture with German luxury car maker BMW for the production and sale of BMW 3-series and 5-series cars and X1 sport utility vehicles in China. Better-than-expected first-half 2013 earnings results released prior to the reporting period led the automaker’s share price to reach an all-time high in October 2013. We trimmed the Fund’s position in the company to reduce concentration in the Fund’s largest holding, realize profits and raise cash for dividend and capital gains distributions.

In contrast, key detractors from the Fund’s absolute performance included VTech Holdings, a Hong Kong-based consumer electronic products company; Akbank, one of Turkey’s largest banks; and Petrobras (Petroleo Brasileiro), Brazil’s national oil and gas company.

VTech is one of the world’s largest manufacturers and distributors of cordless telephones, electronic learning products (ELP) and other telecommunication products. Although ELP demand remained strong, disappointing sales in Europe and increasing competition in certain product segments contributed to a share price decline. In our view, the company’s stable business, new product launches, high dividend yield and strong cash flow could support the company’s long-term growth.

Semiannual Report | 3

Top 10 Holdings
2/28/14

Company	% of Total
Sector/Industry, Country	Net Assets
Brilliance China Automotive Holdings Ltd. 11.0%
Automobiles, China
Dairy Farm International Holdings Ltd.	4.6%
Food & Staples Retailing, Hong Kong
Astra International Tbk PT	4.1%
Automobiles, Indonesia
Tata Consultancy Services Ltd.	3.8%
IT Services, India
Vale SA	3.8%
Metals & Mining, Brazil
Kasikornbank PCL	3.8%
Banks, Thailand
Siam Commercial Bank PCL	3.1%
Banks, Thailand
Kiatnakin Bank PCL	3.1%
Banks, Thailand
PetroChina Co. Ltd.	3.1%
Oil, Gas & Consumable Fuels, China
MCB Bank Ltd.	2.8%
Banks, Pakistan

Akbank declined in value amid the Turkish equity market’s general weakness resulting from political instability and concerns about slowing economic growth. Weaker-than-expected earnings results, lira depreciation and pressures on net interest margins stemming from higher interest rates further pressured the bank’s share price. We maintained a positive view on Akbank at period-end based on our analysis that its strong fundamentals, attractive valuations and good asset quality positioned it to potentially benefit from Turkey’s long-term economic development.

Petrobras’s share price weakened along with those of many emerging market oil and gas companies, resulting partly from currency depreciation. Lower-than-expected fuel price increases and a lack of clarity in the new fuel pricing formula also contributed to the company’s share price decline. The Brazilian government’s potential efforts to curb inflation leading up to the October 2014 general elections could limit further product price increases. However, we continued to hold shares in Petrobras at period-end because of its extensive oil reserve base and expectations for significantly higher production growth in the coming years.

During the period, our continued search for stocks we considered to be attractively valued led us to increase the Fund’s investments in Indonesia, Thailand and Peru. We purchased additional shares in Bank Danamon Indonesia, one of the country’s leading banks, and Buenaventura (Compania de Minas Buenaventura), Peru’s largest precious metals company. Additionally, we initiated a position in Siam Commercial Bank, one of Thailand’s largest banks.

Conversely, we undertook some sales to raise cash for income and capital gains distributions and to seek to take advantage of opportunities we considered to be more attractively valued within our investment universe. We conducted some of the biggest sales in Brazil, India and China via China H and Red Chip shares.3 In addition to trimming the Fund’s positions in Brilliance China Automotive Holdings and Tata Consultancy Services, we also reduced the Fund’s investment in Russia-based Gazprom, the world’s largest natural gas producer.

4 | Semiannual Report

Thank you for your continued participation in Templeton Emerging Markets Fund. We look forward to serving your future investment needs.

Mark Mobius
Executive Chairman
Templeton Emerging Markets Group

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index and an index is not representative of the Fund’s portfolio.
1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
2. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI.
3. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most busi-
nesses in China. “Red Chip” denotes shares of Hong Kong Stock Exchange-listed companies with significant exposure to China.

Semiannual Report | 5

Performance Summary as of 2/28/14

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Price and Distribution Information

Symbol: EMF				Change		2/28/14		8/31/13
Net Asset Value (NAV)			-$	1.34		$17.64		$18.98
Market Price (NYSE)			-$	0.81		$16.46		$17.27
Distributions (9/1/13–2/28/14)
Dividend Income		$0.4381
Long-Term Capital Gain		$1.2518
Total		$1.6899

Performance
		6-Month		1-Year		5-Year		10-Year
Cumulative Total Return[1]
Based on change in NAV[2]	+	1.60%		-13.84%	+	135.92%	+	169.44%
Based on change in market price[3]	+	4.51%		-12.04%	+	145.68%	+	145.72%
Average Annual Total Return[1]
Based on change in NAV[2]	+	1.60%		-13.84%	+	18.73%	+	10.42%
Based on change in market price[3]	+	4.51%		-12.04%	+	19.69%	+	9.41%
Average Annual Total Return (3/31/14)[4]
Based on change in NAV[2]				-7.27%	+	16.60%	+	10.95%
Based on change in market price[3]				-8.70%	+	15.28%	+	9.93%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

6 | Semiannual Report

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency volatility, economic instability and political developments of countries where the Fund invests. The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to these markets’ smaller size and lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.
2. Assumes reinvestment of distributions based on net asset value.
3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

Semiannual Report | 7

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. This authorization remains in effect.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances.

In the Notes to Financial Statements section, please see note 2 (Shares of Beneficial Interest) for additional information regarding shares repurchased.

8 | Semiannual Report

Templeton Emerging Markets Fund

Financial Highlights

	Six Months Ended
	February 28, 2014		Year Ended August 31,
	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.98	$19.24	$21.97	$19.65	$15.68	$19.11
Income from investment operations:
Net investment income[a]	0.06	0.26	0.28	0.22	0.15	0.19
Net realized and unrealized gains (losses)	0.29	(0.06)	(2.67)	2.25	3.96	(2.18)
Total from investment operations	0.35	0.20	(2.39)	2.47	4.11	(1.99)
Repurchase of shares	—[b]	—[b]	—	—	—	—
Less distributions from:
Net investment income	(0.44)	(0.29)	(0.28)	(0.15)	(0.14)	(0.30)
Net realized gains	(1.25)	(0.17)	(0.06)	—	—	(1.14)
Total distributions	(1.69)	(0.46)	(0.34)	(0.15)	(0.14)	(1.44)
Net asset value, end of period	$17.64	$18.98	$19.24	$21.97	$19.65	$15.68
Market value, end of period[c]	$16.46	$17.27	$17.50	$20.57	$18.79	$15.02

Total return (based on market value
per share)[d]	4.51%	0.96%	(13.34)%	10.17%	26.00%	(1.27)%

Ratios to average net assets[e]
Expenses	1.37%	1.37%	1.37%	1.46%	1.55%[f]	1.55%[f]
Net investment income	0.62%	1.25%	1.42%	0.93%	0.78%	1.55%

Supplemental data
Net assets, end of period (000’s)	$317,787	$342,418	$347,999	$397,288	$355,286	$283,401
Portfolio turnover rate	4.57%	6.21%	2.10%	2.62%	1.94%	13.03%

aBased on average daily shares outstanding.
bAmount rounds to less than $0.01 per share.
cBased on the last sale on the New York Stock Exchange.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 9

Templeton Emerging Markets Fund

Statement of Investments, February 28, 2014 (unaudited)

	Industry	Shares	Value
Common Stocks 91.2%
Austria 1.4%
OMV AG	Oil, Gas & Consumable Fuels	97,112	$4,418,460
Brazil 2.2%
Itau Unibanco Holding SA, ADR	Banks	527,836	7,030,776
China 22.3%
[a] Aluminum Corp. of China Ltd., H	Metals & Mining	11,634,000	4,167,636
Anhui Tianda Oil Pipe Co. Ltd., H	Energy Equipment & Services	7,714,000	1,361,809
Brilliance China Automotive Holdings Ltd.	Automobiles	22,968,800	34,924,983
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	7,033,000	6,244,184
Guangzhou Automobile Group Co. Ltd., H	Automobiles	8,792,034	8,191,125
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	9,248,000	9,724,200
Shenzhen Chiwan Wharf Holdings Ltd., B	Transportation Infrastructure	2,126,967	3,672,666
Win Hanverky Holdings Ltd.	Textiles, Apparel & Luxury Goods	16,750,000	2,654,824
			70,941,427
Hong Kong 8.3%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	1,606,800	14,766,492
Victory City International Holdings Ltd.	Textiles, Apparel & Luxury Goods	33,104,887	5,033,731
VTech Holdings Ltd.	Communications Equipment	568,600	6,411,074
			26,211,297
India 8.9%
Infosys Ltd.	IT Services	40,900	2,530,303
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	1,083,180	5,114,188
Peninsula Land Ltd.	Real Estate Management & Development	1,723,456	802,419
Sesa Sterlite Ltd.	Metals & Mining	2,716,280	7,812,329
Tata Consultancy Services Ltd.	IT Services	328,500	12,090,928
			28,350,167
Indonesia 7.4%
Astra International Tbk PT	Automobiles	21,950,000	13,146,544
Bank Central Asia Tbk PT	Banks	6,017,200	5,302,126
Bank Danamon Indonesia Tbk PT	Banks	14,841,785	5,218,415
			23,667,085
Jordan 0.2%
Arab Potash Co. PLC	Chemicals	17,446	647,994
Mexico 1.6%
Wal-Mart de Mexico SAB de CV, V	Food & Staples Retailing	2,431,800	5,133,977
Pakistan 2.8%
MCB Bank Ltd.	Banks	3,401,646	8,779,363
Peru 2.3%
Compania de Minas Buenaventura SA, ADR	Metals & Mining	568,885	7,167,951

10 | Semiannual Report

Templeton Emerging Markets Fund

Statement of Investments, February 28, 2014 (unaudited) (continued)

	Industry	Shares	Value
Common Stocks (continued)
Russia 7.2%
Gazprom OAO, ADR	Oil, Gas & Consumable Fuels	928,744	$7,150,400
[b] LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	101,006	5,555,835
[b] LUKOIL Holdings, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	36,510	2,008,233
Mining and Metallurgical Co. Norilsk Nickel	Metals & Mining	39,788	6,600,978
[c] TMK OAO, GDR, Reg S	Energy Equipment & Services	165,233	1,694,464
			23,009,910
South Africa 1.2%
Impala Platinum Holdings Ltd.	Metals & Mining	360,450	3,819,249
South Korea 5.2%
Hyundai Development Co.	Construction & Engineering	310,080	8,508,213
SK Innovation Co. Ltd.	Oil, Gas & Consumable Fuels	63,020	7,892,205
			16,400,418
Thailand 14.6%
Kasikornbank PCL, fgn.	Banks	2,251,200	11,975,941
Kiatnakin Bank PCL, fgn.	Banks	8,084,600	9,882,006
Land and Houses PCL, fgn.	Real Estate Management & Development	8,514,132	2,447,944
PTT Exploration and Production PCL, fgn.	Oil, Gas & Consumable Fuels	1,466,747	6,945,850
PTT PCL, fgn.	Oil, Gas & Consumable Fuels	578,000	5,207,688
Siam Commercial Bank PCL, fgn.	Banks	2,140,700	9,972,818
			46,432,247
Turkey 4.0%
Akbank TAS	Banks	2,706,307	7,009,000
Tupras-Turkiye Petrol Rafinerileri AS	Oil, Gas & Consumable Fuels	332,186	5,850,781
			12,859,781
United Kingdom 1.6%
Anglo American PLC	Metals & Mining	195,318	4,946,398
Total Common Stocks (Cost $188,112,068)			289,816,500

Preferred Stocks 8.4%
Brazil 8.4%
Banco Bradesco SA, ADR, pfd.	Banks	579,138	6,804,871
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	670,320	7,815,931
Vale SA, ADR, pfd., A	Metals & Mining	966,300	12,069,087
Total Preferred Stocks (Cost $17,526,293)			26,689,889

Total Investments before Short Term
Investments (Cost $205,638,361)			316,506,389

Semiannual Report | 11

Templeton Emerging Markets Fund

Statement of Investments, February 28, 2014 (unaudited) (continued)

	Shares	Value
Short Term Investments (Cost $858,597) 0.3%
Money Market Funds 0.3%
United States 0.3%
[a,d] Institutional Fiduciary Trust Money Market Portfolio	858,597	$858,597
Total Investments (Cost $206,496,958)
99.9%		317,364,986
Other Assets, less Liabilities 0.1%		422,271
Net Assets 100.0%		$317,787,257

See Abbreviations on page 22.

aNon-income producing.
bAt February 28, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At February 28, 2014, the value of this security was $1,694,464, representing 0.53% of net assets.
dSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

12 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities
February 28, 2014 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$205,638,361
Cost - Sweep Money Fund (Note 7)	858,597
Total cost of investments	$206,496,958
Value - Unaffiliated issuers	$316,506,389
Value - Sweep Money Fund (Note 7)	858,597
Total value of investments	317,364,986
Receivables:
Investment securities sold	649,370
Dividends	785,004
Foreign tax	10,824
Total assets	318,810,184
Liabilities:
Payables:
Capital shares redeemed	415,769
Management fees	303,453
Custodian fees	82,442
Trustees’ fees and expenses	127
Deferred tax	128,440
Accrued expenses and other liabilities	92,696
Total liabilities	1,022,927
Net assets, at value	$317,787,257
Net assets consist of:
Paid-in capital	$211,133,608
Distributions in excess of net investment income	(3,393,818)
Net unrealized appreciation (depreciation)	110,742,739
Accumulated net realized gain (loss)	(695,272)
Net assets, at value	$317,787,257
Shares outstanding	18,013,660
Net asset value per share	$17.64

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 13

Templeton Emerging Markets Fund

Financial Statements (continued)

Statement of Operations
for the six months ended February 28, 2014 (unaudited)

Investment income:
Dividends (net of foreign taxes of $420,325)	$3,456,385
Expenses:
Management fees (Note 3a)	2,168,419
Transfer agent fees	34,660
Custodian fees (Note 4)	82,231
Reports to shareholders	19,131
Registration and filing fees	12,451
Professional fees	44,144
Trustees’ fees and expenses	14,498
Other	10,615
Total expenses	2,386,149
Net investment income	1,070,236
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	9,840,968
Foreign currency transactions	244,432
Net realized gain (loss)	10,085,400
Net change in unrealized appreciation (depreciation) on:
Investments	(4,821,333)
Translation of other assets and liabilities denominated in foreign currencies	10,603
Change in deferred taxes on unrealized appreciation	(75,908)
Net change in unrealized appreciation (depreciation)	(4,886,638)
Net realized and unrealized gain (loss)	5,198,762
Net increase (decrease) in net assets resulting from operations	$6,268,998

14 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Emerging Markets Fund

Financial Statements (continued)

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2014	Year Ended
	(unaudited)	August 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$1,070,236	$4,728,325
Net realized gain from investments and foreign currency transactions	10,085,400	12,870,624
Net change in unrealized appreciation (depreciation) on investments, translation
of other assets and liabilities denominated in foreign currencies and deferred taxes	(4,886,638)	(13,942,049)
Net increase in net assets resulting from operations	6,268,998	3,656,900
Distributions to shareholders from:
Net investment income	(7,902,936)	(5,203,082)
Net realized gains	(22,581,364)	(3,132,341)
Total distributions to shareholders	(30,484,300)	(8,335,423)
Capital share transactions – Repurchase of shares: (Note 2)	(415,769)	(902,501)
Net increase (decrease) in net assets	(24,631,071)	(5,581,024)
Net assets:
Beginning of period	342,418,328	347,999,352
End of period	$317,787,257	$342,418,328
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$(3,393,818)	$3,438,882

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 15

Templeton Emerging Markets Fund

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

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Templeton Emerging Markets Fund

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
c.	Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of February 28, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2014, there were an unlimited number of shares authorized (without par value). During the periods ended February 28, 2014 and August 31, 2013 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Since the inception of the program, the Fund had repurchased a total of 71,447 shares. Transactions in the Fund’s shares for the periods ended February 28, 2014 and August 31, 2013, were as follows:

	Six Months Ended		Year Ended
	February 28, 2014		August 31, 2013
	Shares	Amount	Shares	Amount
Shares repurchased	25,455	$415,769	45,992	$902,501
Weighted average discount of market price to net
asset value of shares repurchased		6.91%		8.17%

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

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Templeton Emerging Markets Fund

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2014, there were no credits earned.

5. INCOME TAXES

At February 28, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$208,742,557

Unrealized appreciation	$131,237,683
Unrealized depreciation	(22,615,254)
Net unrealized appreciation (depreciation)	$108,622,429

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

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Notes to Financial Statements (unaudited) (continued)

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2014, aggregated $15,719,361 and $45,325,620, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Semiannual Report | 21

Templeton Emerging Markets Fund

Notes to Financial Statements (unaudited) (continued)

9. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of February 28, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a]:
Russia	$10,303,675	$12,706,235	$—	$23,009,910
All Other Equity Investments[b]	293,496,479	—	—	293,496,479
Short Term Investments	858,597	—	—	858,597
Total Investments in Securities	$304,658,751	$12,706,235	$—	$317,364,986
[a]Includes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt GDR - Global Depositary Receipt

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Annual Meeting of Shareholders, February 28, 2014 (unaudited)

The Annual Meeting of Shareholders of the Fund was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on February 28, 2014. The purpose of the meeting was to elect five Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2014. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, Frank J. Crothers, Edith E. Holiday, J. Michael Luttig and Rupert H. Johnson, Jr.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2014. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. Election of five Trustees:

			% of			% of
			Shares			Shares
		% of	Present		% of	Present
		Outstanding	and		Outstanding	and
Term Expiring 2017	For	Shares	Voting	Withheld	Shares	Voting
Harris J. Ashton	14,344,209	79.52%	97.10%	428,844	2.38%	2.90%
Frank J. Crothers	14,300,549	79.28%	96.80%	472,504	2.62%	3.20%
Edith E. Holiday	14,363,355	79.63%	97.23%	409,698	2.27%	2.77%
J. Michael Luttig	14,374,353	79.69%	97.30%	398,700	2.21%	2.70%
Term Expiring 2016
Rupert H. Johnson, Jr.	14,294,464	79.25%	96.76%	478,589	2.65%	3.24%

There were approximately 2,514 uncast votes received with respect to this item.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2014:

			% of
			Shares
		% of	Present
	Shares	Outstanding	and
	Voted	Shares	Voting
For	14,612,422	81.00%	98.89%
Against	89,641	0.50%	0.61%
Abstain	73,437	0.41%	0.50%
Total	14,775,500	81.91%	100.00%

There were approximately 67 uncast votes received with respect to this item.

*Ann Torre Bates, Gregory E. Johnson, David W. Niemiec, Frank A. Olson, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

Semiannual Report | 23

Templeton Emerging Markets Fund

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account. Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX 77842-3170, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to Computershare Trust Company, N.A. (formerly, The Bank of New York Mellon) (the “Plan Administrator”) and sent to Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX 77842-3170, Attention: Templeton Emerging Markets Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX 77842-3170. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at the current market price and send a check to the participant for the net proceeds.

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Transfer Agent
Computershare Shareowner Services, LLC
P.O. Box 30170
College Station, TX 77842-3170

Overnight Address:
211 Quality Circle, Suite 210
College Station, TX 77845

(800) 416-5585
www.computershare.com/investor

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or saving account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.computershare.com/investor or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at Computershare Shareowner Services, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact Computershare Shareowner Services, LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Emerging Markets Fund are traded on the New York Stock Exchange under the symbol “EMF.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the “New York Stock Exchange Composite Transactions” section of newspapers.

For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line with the Investor ServiceDirect™ website. For information go to Computershare Shareowner Services, LLC’s web site at www.computershare.com/investor and follow the instructions.

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Templeton Emerging Markets Fund

Shareholder Information (continued)

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Emerging Markets Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

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Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the 12 months ended August 31, 2013. Additionally, the Fund expects to file, on or about April 29, 2014, such certifications with its Form N-CSRS for the six months ended February 28, 2014.

Semiannual Report | 27

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Semiannual Report
TEMPLETON EMERGING MARKETS FUND

Investment Manager
Templeton Asset Management Ltd.

Transfer Agent
Computershare Shareowner Services, LLC
P.O. Box 30170
College Station, TX 77842-3170
Toll free number: (800) 416-5585
Hearing Impaired phone number: (800) 231-5469
Foreign Shareholders phone number: (201) 680-6578
www.computershare.com/investor

Fund Information
(800) DIAL BEN®/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved. TLEMF S 04/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are:  Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager Templeton Asset Management Ltd. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles   The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors.   The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies.   The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.   A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.  The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.   The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.   Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues.   The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance.   Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; and (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased (1)	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (9/1/13 - 9/30/2013)	-	-	-	18,039,115.00
Month #2 (10/1/13 - 10/31/2013)	-	-	-	18,039,115.00
Month #3 (11/1/13 - 11/30/13)	-	-	-	18,039,115.00
Month #4 (12/1/13 - 12/31/13)	-	-	-	18,039,115.00
Month #5 (1/1/14 - 1/31/14)	-	-	-	18,039,115.00
Month #6 (2/1/14 - 2/28/14)	25,455.000	16.33	25,455.000	18,013,660.00
Total	25,455.000	16.33	25,455.000	18,013,660.00

1)  The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective February 26, 2013, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 71,447 shares.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS FUND

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 25, 2014

By /s/ MARK H. OTANI

      Mark H. Otani

      Chief Financial Officer and Chief Accounting Officer

Date  April 25, 2014